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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 30, 2002
                                                           -------------

                     STRUCTURED ASSET SECURITIES CORPORATION
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                 (Exact name of registrant specified in Charter)


       Delaware                    333-92140                   74-2440850
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    (State or other              (Commission                 (IRS Employer
    jurisdiction of              File Number)               Identification No.)
    incorporation)


         745 7th Avenue, 7th Floor                                10019
            New York, New York
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  (Address of principal executive offices)                       Zip Code



           Registrant's telephone, including area code: (212) 526-7000

                                    No Change
--------------------------------------------------------------------------------
         (Former name and former address, if changed since last report)


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ITEM 5.  Other Events.

         The Registrant registered issuances of Structured Asset Securities Corporation Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-92140) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $393,679,100 in aggregate principal amount Class 1-A1, Class 1-A2, Class 2-A1, Class 2-A2, Class 3-A1, Class 3-A2, Class 4-A1, Class 4-A2, Class 4-A3, Class 5-A1, Class 5-A2, Class B1-I, Class B1-I-X, Class B2-I, Class B2-I-X, Class B1-II, Class B2-II, Class B3 and Class R Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2002-16A on July 30, 2002. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated March 22, 2002, as supplemented by the Prospectus Supplement, dated July 29, 2002 (collectively, the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates (as defined below) were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of July 1, 2002, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services Inc., as master servicer and JPMorgan Chase Bank, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class 1-A1, Class 1-A2, Class 2-A1, Class 2-A2, Class 3-A1, Class 3-A2, Class 4-A1, Class 4-A2, Class 4-A3, Class 5-A1, Class 5-A2, Class B1-I, Class B1-I-X, Class B2-I, Class B2-I-X, Class B1-II, Class B2-II, Class B3, Class B4, Class B5, Class B6, Class P-I, Class P-II and Class R. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of five pools of certain adjustable rate, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $400,499,580.52 as of July 1, 2002. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.



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ITEM 7.       Financial Statements; Pro Forma Information and Exhibits.

              (a)   Not applicable.

              (b)   Not applicable.

              (c)   Exhibits:

                    1.1 Terms Agreement, dated July 26, 2002, between Structured Asset Securities Corporation, as Depositor and Lehman Brothers Inc., as the Underwriter

                    4.1 Trust Agreement, dated as of July 1, 2002, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer and JPMorgan Chase Bank, as Trustee

                    99.1 Mortgage Loan Sale and Assignment Agreement, dated as of July 1, 2002, between Lehman Brothers Bank, FSB, as Seller and Structured Asset Securities Corporation, as Purchaser

                    99.2 Mortgage Loan Sale and Assignment Agreement, dated as of July 1, 2002, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller and Structured Asset Securities Corporation, as Purchaser

                    99.3 Servicing Agreement, dated as of July 1, 2002, among Lehman Brothers Bank, FSB, Lehman Capital, A Division of Lehman Brothers Holdings Inc. and Aurora Loan Services Inc.

                    99.4 Reconstituted Servicing Agreement, dated as of July 1, 2002, between Bank of America, N.A. and Lehman Brothers Bank, FSB

                    99.5 Reconstituted Servicing Agreement, dated as of July 1, 2002, between Washington Mutual Bank, FA and Lehman Brothers Bank, FSB

                    99.6 Mortgage Loan Sale and Servicing Agreement between Lehman Brothers Bank, FSB, and Bank of America, N.A., dated January 25, 2002

                    99.7 Servicing Agreement between Lehman Brothers Bank, FSB and Washington Mutual Bank, FA, dated as of January 1, 2001

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                    99.8      Amendment No. 1, dated as of December 1, 2001, to
                              the Servicing Agreement, dated as of January 1,
                              2001

                    99.9 Servicing Agreement between Lehman Brothers Bank, FSB and Washington Mutual Bank, FA, dated as of November 1, 2000


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       STRUCTURED ASSET SECURITIES CORPORATION


                                       By:      /s/ Stanley P. Labanowski
                                                --------------------------------
                                       Name:    Stanley  P. Labanowski
                                       Title:   Senior Vice President

Date:  August 13, 2002

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                                  EXHIBIT INDEX

Exhibit No.                        Description                          Page No.
-----------                        -----------                          --------

1.1               Terms Agreement, dated July 26, 2002, between
                  Structured Asset Securities Corporation, as
                  Depositor and Lehman Brothers Inc., as the
                  Underwriter

4.1 Trust Agreement, dated as of July 1, 2002, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer and JPMorgan Chase Bank, as Trustee

99.1 Mortgage Loan Sale and Assignment Agreement, dated as of July 1, 2002, between Lehman Brothers Bank, FSB, as Seller and Structured Asset Securities
                  Corporation, as Purchaser

99.2 Mortgage Loan Sale and Assignment Agreement, dated as of July 1, 2002, between Lehman Capital, A
                  Division of Lehman Brothers Holdings Inc., as Seller and Structured Asset Securities Corporation, as
                  Purchaser

99.3 Servicing Agreement, dated as of July 1, 2002, among Lehman Brothers Bank, FSB, Lehman Capital, A
                  Division of Lehman Brothers Holdings Inc. and Aurora Loan Services Inc.

99.4              Reconstituted Servicing Agreement, dated as of
                  July 1, 2002, between Bank of America, N.A. and Lehman Brothers Bank, FSB

99.5              Reconstituted Servicing Agreement, dated as of
                  July 1, 2002, between Washington Mutual Bank, FA and Lehman Brothers Bank, FSB

99.6 Mortgage Loan Sale and Servicing Agreement between Lehman Brothers Bank, FSB, and Bank of America,
                  N.A., dated January 25, 2002

99.7 Servicing Agreement between Lehman Brothers Bank, FSB and Washington Mutual Bank, FA, dated as of
                  January 1, 2001

99.8 Amendment No. 1, dated as of December 1, 2001, to the Servicing Agreement, dated as of January 1, 2001

99.9 Servicing Agreement between Lehman Brothers Bank, FSB and Washington Mutual Bank, FA, dated as of
                  November 1, 2000